UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JUNE 13, 2005
                                                           -------------------

                       PROTOCALL TECHNOLOGIES INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

           0-51111                                      41-2033500
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    (Commission File Number)                  (IRS Employer Identification No.)

         47 MALL DRIVE
        COMMACK, NEW YORK                                    11725-5717
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(Address of Principal Executive Offices)                      (Zip Code)

                                 (631) 543-3655
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
           DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     (b)-(c) Effective June 13, 2005, Bruce Newman is no longer the President and Chief Executive Officer of our company. Effective July 1, 2005, Mark Benedikt will become our Chief Executive Officer. As reported in our Current Report on Form 8-K filed on April 20, 2005, Mr. Benedikt has been a member of our Board of Directors since April 15, 2005 and has chaired the Technology Committee, and has also served as our interim Chief Technology Officer.

     We are currently negotiating an employment agreement with Mr. Benedikt, as well as a post-employment consulting agreement with Mr. Newman. We will file these agreements in one or more separate reports, upon completion.

     A copy of the press release announcing Mr. Benedikt's appointment is included as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 8.01  OTHER EVENTS.

     On June 8, 2005, we formally withdrew our registration statement under the Securities Act of 1933 that had been filed to register for resale our shares of common stock issued in our July 2004 private offering and reverse merger transactions. The registration statement was not previously declared effective by the U.S. Securities and Exchange Commission and no securities were sold pursuant to such registration statement. Except for shares held by our affiliates and shares subject to contractual "lock-up" provisions, these shares of common stock will be eligible for sale in accordance with the provisions of Rule 144 under the Securities Act of 1933 commencing on July 22, 2005. Our decision to withdraw the registration statement was made in response to unfavorable market conditions and certain business and management changes involving our company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

Exhibit No.    Description
-----------    -----------

99.1           Press Release of Protocall Technologies Incorporated issued on
               June 13, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                PROTOCALL TECHNOLOGIES INCORPORATED


Date:  June 17, 2005            By:   /s/ Donald J. Hoffmann
                                      ---------------------------
                                      Donald J. Hoffmann
                                      Vice President and Chief Operating Officer